UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2017

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Blvd., Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As reported in a Current Report on Form 8-K filed by Phillips 66 Partners LP (the “Partnership”) on October 10, 2017 (the “Original Filing”), the Partnership completed the acquisition of an indirect 25 percent interest in each of Dakota Access, LLC and Energy Transfer Crude Oil Company, LLC and a direct 100 percent interest in Merey Sweeny, L.P.

This amendment is being filed solely for the purpose of amending and supplementing Item 9.01 of the Original Filing to provide the information required by Items 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Filing, as permitted by the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•
Unaudited consolidated financial statements of Merey Sweeny, L.P. as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

•
Audited consolidated financial statements of Merey Sweeny, L.P. as of and for the years ended December 31, 2016 and 2015, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

•
Unaudited consolidated financial statements of Dakota Access, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

•
Audited consolidated financial statements of Dakota Access, LLC as of and for the years ended December 31, 2016 and 2015, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

•
Unaudited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016, a copy of which is filed as Exhibit 99.5 hereto and incorporated herein by reference.

•
Audited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of and for the years ended December 31, 2016 and 2015, a copy of which is filed as Exhibit 99.6 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet of the Partnership as of September 30, 2017, and unaudited pro forma consolidated statements of income for the nine months ended September 30, 2017, and the year ended December 31, 2016, a copy of which is filed as Exhibit 99.7 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors for Merey Sweeny, L.P.
23.2	Consent of Grant Thornton LLP, independent certified public accountants for Dakota Access, LLC.
23.3	Consent of Grant Thornton LLP, independent certified public accountants for Energy Transfer Crude Oil Company, LLC.
99.1	Unaudited consolidated financial statements of Merey Sweeny, L.P. as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.2	Audited consolidated financial statements of Merey Sweeny, L.P. as of and for the years ended December 31, 2016 and 2015.
99.3	Unaudited consolidated financial statements of Dakota Access, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.4	Audited consolidated financial statements of Dakota Access, LLC as of and for the years ended December 31, 2016 and 2015.
99.5	Unaudited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.6	Audited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of and for the years ended December 31, 2016 and 2015.
99.7
Unaudited pro forma consolidated balance sheet of the Partnership as of September 30, 2017, and unaudited pro forma consolidated statements of income for the nine months ended September 30, 2017, and the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu Vice President and Controller

Date: December 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors for Merey Sweeny, L.P.
23.2	Consent of Grant Thornton LLP, independent certified public accountants for Dakota Access, LLC.
23.3	Consent of Grant Thornton LLP, independent certified public accountants for Energy Transfer Crude Oil Company, LLC.
99.1	Unaudited consolidated financial statements of Merey Sweeny, L.P. as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.2	Audited consolidated financial statements of Merey Sweeny, L.P. as of and for the years ended December 31, 2016 and 2015.
99.3	Unaudited consolidated financial statements of Dakota Access, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.4	Audited consolidated financial statements of Dakota Access, LLC as of and for the years ended December 31, 2016 and 2015.
99.5	Unaudited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.
99.6	Audited consolidated financial statements of Energy Transfer Crude Oil Company, LLC as of and for the years ended December 31, 2016 and 2015.
99.7
Unaudited pro forma consolidated balance sheet of the Partnership as of September 30, 2017, and unaudited pro forma consolidated statements of income for the nine months ended September 30, 2017, and the year ended December 31, 2016.

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